UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 17, 2007

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Nagog Park, Acton, MA 01720

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number including area code: (978) 897-0100

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

SeaChange International, Inc. (the “Company”) previously issued a press release on August 30, 2007 and filed a Current Report on Form 8-K on August 31, 2007 indicating that the Audit Committee of the Company, in consultation with management, concluded on August 29, 2007 that the Consolidated Balance Sheet and Consolidated Statement of Stockholders’ Equity and Comprehensive Income (Loss) as of and for the year ended January 31, 2007 contained in the Company’s Form 10-K for the fiscal year ended January 31, 2007 and the Consolidated Balance Sheet as of April 30, 2007 contained in the Company’s Form 10-Q for the quarterly period ended April 30, 2007 should no longer be relied upon because of certain accounting errors relating to the accounting for the Company’s employee sabbatical program which entitles Company employees who achieve eight years of service to four weeks of additional paid time off.

On September 10, 2007, the Company filed a Form 12b-25 disclosing that it was unable to file its Quarterly Report on Form 10-Q (the “Form 10-Q”) with the SEC by the prescribed due date of September 10, 2007.

On September 17, 2007, the Company notified The NASDAQ Stock Market LLC (“NASDAQ”) that it would not timely file the Form 10-Q with the SEC by September 17, 2007, and therefore, the Company would not be in compliance with NASDAQ’s filing requirement as set forth in NASDAQ Marketplace Rule 4310(c)(14). The reason for this delay is the additional time required for the Company, its current registered independent accounting firm and its former registered independent accounting firm to concur on the adjustments required to properly address the errors relating to the employee sabbatical program in prior period financial statements as of and for the year ended January 31, 2007. The Company expects to restore compliance with such listing requirements when it files the Form 10-Q and any other required periodic reports with the SEC. The Company expects to make these filings on or prior to September 28, 2007.

Any statements contained herein that do not describe historical facts, including without limitation statements concerning expected future filings, may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements contained herein are based on current expectations, but are subject to a number of risks and uncertainties that may cause actual results to differ materially from expectations. The factors that could cause actual future results to differ materially from current expectations include any litigation or regulatory proceedings that may arise in connection with the restatement of the Company’s financial statements discussed above, the ability of the company to maintain effective internal control over financial reporting, and other events, factors and risks previously and from time to time disclosed in our filings with the Securities and Exchange Commission, including, but not limited to, the Company’s annual report on Form 10-K for the fiscal year ended January 31, 2007 and the Company’s periodic reports on Forms 10-Q and 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By: /s/ Kevin M. Bisson

        Kevin M. Bisson

        Chief Financial Officer, Treasurer, Secretary

        and Senior Vice President, Finance and

        Administration

Dated: September 17, 2007